UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) August 15, 2001

                         MASSACHUSETTS FINCORP, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)

            Delaware                   0-24791             04-3431804
            --------                   -------             ----------
(State or other Jurisdiction of      (Commission         (IRS Employer
 incorporation or organization)      File Number)      Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
                ---------------------------------------------
                  (Address of principal executive offices)

                               (617) 769-1100
                               --------------
            (Registrant's telephone number, including area code)

                               Not applicable
                               --------------
       (Former name or former address, if changed since last report.)


Item 5.  Other Events.

      On August 15, 2001, Massachusetts Fincorp, Inc. (the "Company") issued a press release which announced new share repurchase authority and execution of stock repurchase. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      A press release making this announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.

      Exhibit 99.1  Press Release dated August 15, 2001.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 15, 2001                By:  /s/ Gary M. Abrams
                                            -------------------------------
                                            Gary M. Abrams
                                            CFO and Treasurer